UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 27, 2006

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 30, 2006, ITT Educational Services, Inc. (the “Company”) issued a press release announcing the restatement of previously issued consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for the interim periods in its fiscal 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)       On January 27, 2006, the Audit Committee of the Board of Directors of the Company concluded, after consultation with management of the Company and a review of the pertinent facts, that the previously issued consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 should not be relied upon because of errors in those consolidated financial statements related to how the Company reported restricted cash and where the Company reported the tax benefit from stock option exercises on the Company’s Consolidated Statements of Cash Flows. For the same reason, the consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30 of 2005 should also not be relied upon. The Company determined that it is necessary to restate the consolidated financial statements (a) for the years ended December 31, 2004, 2003 and 2002 that are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and (b) for the three months ended March 31, June 30 and September 30, 2005 and 2004 that are included its Quarterly Reports of Form 10-Q for the interim periods in its fiscal 2005 (“Restatement”).

The Company’s restricted cash results from its use of the U.S. Department of Education’s (“ED”) electronic funds transfer system as part of the Company’s participation in the federal student financial aid programs under Title IV of the Higher Education Act of 1965, as amended. All monies transferred to the Company from the ED by electronic funds transfer are subject to certain holding restrictions. The Company cannot use those funds until the Company applies them to its students’ accounts, which typically occurs within three business days. The Company previously reported restricted cash with cash and cash equivalents in the beginning and ending balances reconciled on its Consolidated Statements of Cash Flows. Statement of Financial Accounting Standards (“SFAS”) No. 95, “Statement of Cash Flows,” however, states that the beginning and ending balances reconciled on a statement of cash flows should include only the change in cash and cash equivalents during the period. To correct the positioning of restricted cash, the Company has removed restricted cash from the beginning and ending balances reconciled and now reports restricted cash under a separate caption in the Cash flows from operating activities section on its Consolidated Statements of Cash Flows as a component of the Adjustments to reconcile net income to net cash provided by operating activities. The effect of the change in how the Company reports restricted cash on its interim and annual Consolidated Statements of Cash Flows is shown in Exhibit 99.2 to this Form 8-K. The change in how the Company reports restricted cash on its Consolidated Statements of Cash Flows has no effect on any of the Company’s previously issued Consolidated Balance Sheets, Consolidated Statements of Income or Consolidated Statements of Shareholders’ Equity. The Company’s previously issued financial statements reported restricted cash under a separate caption in the Current assets section on its Consolidated Balance Sheets, which is not being changed as part of the restatement.

The Company has awarded non-qualified stock options to its employees and the non-employee members of its Board of Directors (“Stock Options”). In 2005 and prior periods, the Company followed the intrinsic value based method of accounting for the Stock Options in accordance with Accounting Principals Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and adopted the disclosure only provisions of SFAS No. 123, “Accounting for Stock-Based Compensation.” Effective January 1, 2006, the Company adopted SFAS No. 123R, “Share-Based Payment,” which supercedes APB Opinion No. 25. When a Stock Option is exercised, the Company receives a tax deduction in the amount that the fair market value of the Company’s common stock on the date of exercise exceeds the exercise price of the Stock Option, because that amount is taxable to the optionee. Pursuant to APB Opinion No. 25, however, the Company does not recognize any tax benefit resulting from a Stock Option exercise on its Consolidated Statements of Income. As a result, any tax benefit realized by the Company from a Stock Option exercise is reported under the Capital surplus caption in the Shareholders’ equity section on the Company’s Consolidated Balance Sheets. The Company previously reported the amount of the tax benefit from Stock Option exercises under the Exercise of stock options caption in the Cash flows from financing activities section on its Consolidated Statements of Cash Flows. The Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board, however, provides guidance in EITF Issue No. 00-15, “Classification in the Statement of Cash Flows of the Income Tax Benefit Received by a Company upon Exercise of a Nonqualified Employee Stock Option,” that a company’s income tax benefit from stock option exercises should be reported in the cash flows from operating activities section on the company’s consolidated statements of cash flows. To correct this classification, the Company has changed its reporting of the tax benefit from Stock Option exercises by removing those benefits from under the Exercise of stock options caption in the Cash flows from financing activities section on its Consolidated Statements of Cash Flows and reporting those benefits under a separate caption entitled, “Tax benefit of stock options exercised,” in the Cash flows from operating activities section on its Consolidated Statements of Cash Flows, as a component of the Adjustments to reconcile net income to net cash provided by operating activities. The effect of the change in where the Company reports the tax benefit from Stock Option exercises on its interim and annual Consolidated Statements of Cash Flows is shown in Exhibit 99.2 to this Form 8-K. The change in where the Company reports the tax benefit from Stock Option exercises on its Consolidated Statements of Cash Flows has no effect on: (a) any of the Company’s previously issued Consolidated Balance Sheets, Consolidated Statements of Income or Consolidated Statements of Shareholders’ Equity; or (b) the Cash and cash equivalents at end of period that is reported on any of the Company’s previously issued Consolidated Statements of Cash Flows.

The Company will refile as soon as practicable its restated consolidated financial statements with the U.S. Securities and Exchange Commission as amendments to its Annual Report on Form 10-K for 2004 and Quarterly Reports on Form 10-Q for 2005.

In the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 that was originally filed on March 15, 2005, the Company’s management had concluded that it maintained effective internal control over its financial reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934, as amended, as of December 31, 2004. The Company’s management has re-evaluated the effectiveness of its internal control over its financial reporting as of December 31, 2004, and concluded that the Company’s controls over the preparation, review and presentation of the Company’s Consolidated Statements of Cash Flows were not effective as of December 31, 2004, solely because of a failure to ensure the correct application of SFAS No. 95 and EITF Issue No. 00-15 with respect to how the Company reports restricted cash and where the Company reports the tax benefit from Stock Option exercises on its Consolidated Statements of Cash Flows. This control deficiency resulted in a misstatement of the Company’s Cash flows from operating activities and Cash flows from financing activities and the Company’s management has determined that this control deficiency constitutes a material weakness in its internal control over its financial reporting with respect to accounting for cash flows from operating and financing activities. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As a result of the material weakness in its internal control over its financial reporting described above, the Company’s management has also concluded that its disclosure controls and procedures were not effective as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005.

The Company identified those errors through its continuing self-assessment and self-testing of its internal control over its financial reporting and as a result of additional controls and enhanced procedures that the Company adopted during the preparation of its Consolidated Financial Statements in connection with the financial reporting close process of its 2005 fiscal year that ended on December 31, 2005. Further information on the Company’s internal control over its financial reporting will be contained in Item 9A of the amendment to the Company’s Annual Report on Form 10-K for 2004 and in Item 4 of the amendments to the Company’s Quarterly Reports on Form 10-Q for 2005. The Company’s management believes that, as a result of its adoption of additional controls and enhanced procedures associated with the preparation of its financial statements, its internal control over its financial reporting will be effective. A full assessment of the Company’s internal control over its financial reporting as of December 31, 2005 by the Company’s management will be contained in the Company’s 2005 Annual Report on Form 10-K.

The Company’s management and the Audit Committee of its Board of Directors have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release dated January 30, 2006 announcing the restatement.

99.2	Pro forma interim and annual Consolidated Statements of Cash Flows of the Company showing the effect of the restatement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2006

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated January 30, 2006 announcing the restatement.

99.2	Pro forma interim and annual Consolidated Statements of Cash Flows of the Company showing the effect of the restatement.

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